UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2007

UBS MANAGED FUTURES LLC (ASPECT SERIES)
(Exact name of registrant as specified in its charter)

Delaware	000-52192	03-0607985
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

c/o UBS MANAGED FUND SERVICES INC.
One North Wacker Drive
31st Floor
Chicago, Illinois 60606
(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 272-2613

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

Effective as of July 12, 2007, Randall Otte resigned, having served as Chief Administrative Officer at UBS Managed Fund Services Inc. and having performed functions similar to those of a principal executive officer for the Registrant.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2007
UBS MANAGED FUTURES LLC (ASPECT SERIES)

By: UBS Managed Fund Services Inc., Manager

By:	/s/ Julie M. DeMatteo
Name: Julie M. DeMatteo
Title: President and Chief Executive Officer